UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: December 1, 2015
(Date of earliest event reported)

Turtle Beach Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Summit Lake Drive, Suite 100
Valhalla, New York 10595
(Address of principal executive offices)
914-345-2255
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Loan Amendments

On December 1, 2015, Turtle Beach Corporation, a Nevada corporation (the “Company”), entered into an amendment (the “December ABL Amendment”) to its Loan, Guaranty and Security Agreement, dated March 31, 2014 (as amended, the “ABL Agreement”), by and among the Company, Voyetra Turtle Beach, Inc., (“Voyetra” and together with the Company, the “US Borrowers”), Turtle Beach Europe Limited (“TB Europe” and together with the US Borrowers, the “Borrowers”), VTB Holdings, Inc., as guarantor (“VTB” and together with the Borrowers, the “Obligors”), the financial institutions party thereto as lenders (collectively, the “ABL Lenders”), and Bank of America, N.A., as administrative agent, collateral agent and security trustee for the ABL Lenders (the “ABL Agent”). The December ABL Amendment amended certain provisions of the ABL Agreement to, among other things, provide (a) that, prior to January 29, 2016, the Company receive net proceeds of not less than $10.0 million of additional equity capital or additional third lien debt financing and apply such proceeds against the outstanding principal balance of the revolving line of credit under the ABL Agreement (the receipt of such proceeds and subsequent payment, the “December ABL Paydown”), (b) that the Company maintain certain amended EBITDA levels during each month beginning with the month ending December 31, 2015 through (and including) the month ending March 31, 2017 (with revised financial covenants to be agreed based on new financial projections after such date) on both an overall and segment-by-segment basis, (c) that the Obligors will make certain periodic reports to the ABL Agent and ABL Lenders with respect to certain financial metrics and (d) that the existing loan availability block remain in place.

Also on December 1, 2015, the Company entered into an amendment (the “December Term Loan Amendment,” and together with the December ABL Amendment, the “Loan Amendments”) to its Term Loan, Guaranty and Security Agreement, dated July 22, 2015 (as amended, the “Term Loan Agreement,” and together with the ABL Agreement, the “Loan Agreements”) by and among the Company, the Obligors, Crystal Financial SPV LLC and the other lenders party to the Term Loan Agreement from time to time (collectively, the “Term Loan Lenders”), and Crystal Financial LLC, as agent for the Term Loan Lenders, sole lead arranger and sole bookrunner (the “Term Loan Agent”). The December Term Loan Amendment amended certain provisions of the Term Loan Agreement to, among other things, provide (a) that the Company make the December ABL Paydown, (b) that the Company maintain certain amended EBITDA levels during each month beginning with the month ending December 31, 2015 through the termination date under the Term Loan Agreement on both an overall and segment-by-segment basis, (c) that the Obligors will make certain periodic reports to the Term Loan Agent and Term Loan Lenders with respect to certain financial metrics, (d) that the testing of the consolidated leverage ratio covenants under the Term Loan Agreement would be suspended through April 2017 and (e) that the existing loan availability block remain in place.

The foregoing descriptions of the Loan Amendments do not purport to be complete and are qualified in their entirety by the full texts of the December ABL Amendment and December Term Loan Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively. The Loan Agreements, as amended by the Loan Amendments, contain warranties and covenants that the respective parties thereto made to each other as of specific dates. The assertions embodied in those warranties and covenants were made solely for purposes of the Loan Agreements, as amended by the Loan Amendments, between the respective parties thereto and may be subject to important qualifications and limitations agreed to by such parties in connection with negotiating their respective terms, including being qualified by confidential disclosures exchanged between such parties in connection with the execution of the Loan Amendments. The warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk between the respective parties to the Loan Agreements rather than establishing matters as facts. Moreover, information concerning the subject matter of the warranties may change after the date of the Loan Agreements or the Loan Amendments, as applicable, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the warranties as statements of factual information at the time they were made or otherwise.

Item 7.01. Regulation FD Disclosure

Investor Presentation

Certain information concerning our business and financial results can be currently accessed on our website, http://corp.turtlebeach.com/investor-relations under the heading “Investor Presentations.” Representatives of the Company expect to use this presentation, in whole or in part, and possibly with modifications, periodically in connection with conferences and presentations to investors, analysts and others. Portions of the presentation are attached hereto as Exhibit 99.1.

The investor presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures included in the presentation to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears in Appendix A to the presentation. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that it may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the presentation or this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information in Item 7.01 of this report is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 17 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1
Seventh Amendment, dated December 1, 2015, to Loan, Security and Guarantee Agreement, dated as of March 31, 2014, among Turtle Beach Corporation (f/ka/ Parametric Sound Corporation) and Voyetra Turtle Beach, Inc. as US Borrowers and UK Guarantors, Turtle Beach Europe Limited as UK Borrower, PSC Licensing Corp. and VTB Holdings, Inc. as a US Guarantor and a UK Guarantor, and Bank of America, N.A., as Agent, Sole Lead Arranger and Sole Bookrunner.

10.2
Second Amendment, dated December 1, 2015, to Term Loan, Guaranty and Security Agreement, dated July 22, 2015, by and among Turtle Beach Corporation, Voyetra Turtle Beach, Inc. Turtle Beach Europe Limited, VTB Holdings, Inc., Crystal Financial LLC, as agent sole lead arranger and sole bookrunner and the other parties thereto.

99.1	Turtle Beach Corporation Investor Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURTLE BEACH CORPORATION

Date:	December 7, 2015	By:	/S/ JUERGEN STARK
Juergen Stark Chief Executive Officer and President